UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders

First Foundation Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on May 28, 2019 (the “Annual Meeting”). The Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the following nine individuals to serve as directors for the ensuing year and until their successors are elected and qualify to serve. There were no nominees other than those listed below. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Max Briggs	27,070,636	253,841	11,346,147
John Hakopian	27,159,915	164,562	11,346,147
Scott F. Kavanaugh	27,027,096	297,381	11,346,147
Ulrich E. Keller, Jr.	27,240,459	84,018	11,346,147
David Lake	27,287,546	36,931	11,346,147
Elizabeth A. Pagliarini	27,281,547	42,930	11,346,147
Mitchell M. Rosenberg	27,008,812	315,665	11,346,147
Diane M. Rubin	27,282,091	42,386	11,346,147
Jacob Sonenshine	27,060,229	264,248	11,346,147

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accountants

The Company’s stockholders ratified the appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
38,625,415	39,490	5,719	−

Brokers were entitled to cast votes on this proposal without voting instructions from the beneficial owners of the shares. As a result, there were no broker non-votes with respect to this proposal.

Proposal No. 3 – Advisory Vote on the Compensation of our Named Executive Officers in 2018

The Company’s stockholders approved, on an advisory basis, the compensation paid in 2018 to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,981,472	4,775,185	567,820	11,346,147

Proposal No. 4 – Advisory Vote on the Frequency of Future Advisory

Votes on the Compensation of our Named Executive Officers

The Company’s stockholders recommended, on an advisory basis, that the frequency of the advisory vote on the compensation of the Company’s named executive officers occur every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,847,629	265,169	9,683,226	528,453	11,346,147

Based on these results, the Board of Directors has determined that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: May 31, 2019	By:	/s/ JOHN MICHEL
John M. Michel Executive Vice President & Chief Financial Officer